SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to or Rule 14a-12

VENTANA MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
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	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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VENTANA MEDICAL SYSTEMS, INC.

1910 E. Innovation Park Drive

Tucson, Arizona 85755

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 11, 2006

You are invited to attend the Annual Meeting of Stockholders of Ventana Medical Systems, Inc., a Delaware corporation (“Ventana”), which will be held at Ventana’s headquarters, located at 1910 E. Innovation Park Drive, Tucson, Arizona 85755, on Thursday, May 11, 2006, at 10:00 a.m., local time.

MATTERS TO BE VOTED ON:

1.	Ratification of the appointment of Ernst & Young LLP as the independent auditors for our fiscal year 2006;

2.	Election of two Class I directors to serve for a term of three years expiring at the 2009 Annual Meeting of Stockholders or until a successor is elected;

3.	Any other matters that may come properly before the meeting or any adjournment thereof.

Our Board of Directors has unanimously approved, and recommends that you vote in favor of, each of the proposals described above.

The close of business on March 13, 2006, has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available for examination by any stockholder at the offices of Ventana Medical Systems, Inc., 1910 E. Innovation Park Drive, Tucson, Arizona 85755.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

By Order of the Board of Directors,

John Patience

Vice Chairman of the Board of Directors

Tucson, Arizona

March 17, 2006

VENTANA MEDICAL SYSTEMS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of Ventana Medical Systems, Inc., for use at the Annual Meeting of Stockholders to be held Thursday, May 11, 2006, at 10:00 a.m., local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 1910 E. Innovation Park Drive, Tucson, Arizona 85755, the address of the principal executive offices of Ventana.

These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2005, including financial statements, were first mailed on or about April 3, 2006 to all stockholders entitled to vote at the meeting. “We,” “our,” “Ventana,” and the “Company” refer to Ventana Medical Systems, Inc. and its subsidiaries.

GENERAL INFORMATION

Who can vote?

You are entitled to vote your common stock, if our records show that you held your shares as of March 13, 2006. At the close of business on that date, 36,341,769 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by proxy.

If your common stock is held by a broker, bank, or other nominee (i.e., in “street name”), you will receive instructions from this holder that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the persons named as proxies how to vote your common stock by signing, dating, and mailing the proxy card in the envelope provided. However, you are welcome to come to the meeting and vote your shares in person. If you return a proxy without specific voting instructions with respect to any proposal, or simply sign and return your proxy, your shares will be voted by the persons named as proxies as recommended by the Board of Directors. At this time, we are not aware of any additional matters to be presented at the Annual Meeting except for those described in this proxy statement. However, if any other matters not described in this proxy statement are properly presented at the meeting, the persons named as proxies will use their best judgment to determine the vote of your shares. If the meeting is adjourned, your common stock may also be voted by the persons named as proxies on the new meeting date, unless you have revoked your proxy instructions prior to that time.

How may I revoke my proxy instructions?	You may revoke your proxy instructions by any of the following procedures:

1.    Send a different signed proxy with a later date;

2.    Send a letter to our Corporate Secretary revoking your proxy before your common stock has been voted by the persons named as proxies at the meeting; or

3.    Attend the Annual Meeting and vote your shares in person.

How are votes counted?

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting, in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR,” “AGAINST,” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker expressly has not voted or has no authority to vote without specific instruction. Accordingly, broker non-votes will make a quorum more readily obtainable but will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal.

Cost of this proxy solicitation.

We will pay the cost of this proxy solicitation and, upon request, will reimburse brokers, banks, and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers, and employees.

Attending the Annual Meeting.

You are entitled to attend the annual meeting only if you were a Ventana stockholder as of the close of business on March 13, 2006, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. Proof of ownership can be shown by a recent brokerage statement or letter from a broker or bank detailing your ownership of our shares on the record date. If you wish to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Ratification of Independent Auditors

The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to ratify the appointment of the independent auditors. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 2: Election of Two Class I Directors

The two nominees for director receiving the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate “WITHHELD” for any nominee on your proxy card, your vote will not count for or against any nominee.

WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please contact our Corporate Secretary, Mr. Nicholas Malden. Mr. Malden can be reached via telephone at (520) 887-2155 or via fax at (520) 229-4204.

PROPOSALS

PROPOSAL NO. 1—RATIFICATION OF INDEPENDENT AUDITORS

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2006, and to perform other appropriate accounting services. A resolution will be presented at the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of Votes Cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors and the Audit Committee.

Ernst & Young LLP has audited Ventana’s financial statements since 1994. We expect representatives of Ernst & Young LLP will be present at the Annual Meeting, and they will be presented with the opportunity to make a statement. They are also expected to be available to respond to questions.

Audit and Other Professional Fees

The following table shows the fees paid or accrued by Ventana for the audit and other services provided by Ernst & Young LLP for fiscal 2005 and 2004 (in thousands):

	2005	2004
Audit fees(1)	$959	$1,189
Audit-related fees(2)	3	15
Tax fees(3)	286	130

Total	$1,248	$1,334

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of quarterly financial statements, audit of compliance under Section 404 of the Sarbanes-Oxley Act of 2002, and services provided in connection with statutory or regulatory filings.
(2)	Audit-related fees consist of accounting consultation fees.
(3)	Tax fees consist of tax-related fees.

The Audit Committee has specifically approved all of the non-audit services performed by Ernst & Young LLP and has determined the rendering of such non-audit services is compatible with maintaining Ernst & Young LLP’s independence. The Audit Committee has delegated to the Chief Financial Officer the authority to approve audit-related and non-audit related services with an aggregate amount of $50,000. Also, the Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit related services not prohibited by law to be performed by Ventana’s independent auditors and associated fees, provided the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. In 2005 and 2004 all fees were approved by the Audit Committee directly.

The persons named as proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PROPOSAL NO. 2—ELECTION OF TWO CLASS I DIRECTORS

Number of directors to be elected.

Currently our Board of Directors consists of nine individuals, divided into three classes serving staggered terms of three years. At this time, we have two directors in Class I, three directors in Class II, and four directors in Class III. The two Class I directors are to be elected at this year’s Annual Meeting to serve until the 2009 Annual Meeting. The Class II directors will hold office until next year’s 2007 Annual Meeting and the Class III directors will hold office until the 2008 Annual Meeting. If any director resigns or otherwise is unable to complete his or her term of office, the Board of Directors will elect another director for the remainder of the term of the exiting director.

Vote required.	The two individuals with the highest number of votes are elected to office. There is no cumulative voting in the election of directors.

Nominees of the Board of Directors.	The Board of Directors has nominated Mark Miller and James Weersing to serve as Class I directors until the 2009 Annual Meeting and the election of their successors.

Messrs. Miller and Weersing were last elected to the Board of Directors in 2003.

To view additional information regarding each of the nominees and the continuing Class II and Class III directors and the Company’s executive management team, please review the “Information about the Directors and Officers” beginning on the following page.

We are not aware of any reasons why the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the persons named as proxies would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. The Board of Directors may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS

Nominees for Class I Directors

Mark Miller (Age 50) Member of the Compensation and Nominating & Governance Committees	Mr. Miller has served as a director of Ventana since January 2001. Mr. Miller has been the President and Chief Executive Officer and a director of Stericycle since May 1992. Prior to joining Stericycle, Mr. Miller served as Vice President, Pacific/Asia/Africa for the International Division of Abbott Laboratories which he joined in 1977 and where he held a number of management and marketing positions. Mr. Miller holds a B.S. in Computer Science from Purdue University, where he graduated Phi Beta Kappa.

James Weersing (Age 67) Chairman of the Compensation Committee	Mr. Weersing has served as a director of Ventana since October 1994. Mr. Weersing is President of JRW Technology, a consulting firm. Mr. Weersing also serves on the Boards of Enterix, Microlin, and Shunt Power. Mr. Weersing holds a B.S. in Mechanical Engineering and an M.B.A. from Stanford University.

Continuing Class II Directors

Rod Dammeyer (Age 65) Chairman of the Audit Committee	Mr. Dammeyer has served as a director of Ventana since August 2003. Mr. Dammeyer is the President of CAC a private company providing capital investment and management advisory services, is a retired Vice Chairman of Anixter International, where he served from 1985 until February 2001, and is a retired managing partner of corporate investments of Equity Group Investments, where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of Quidel Corporation, GATX Corporation, and Stericycle, and as a trustee of Van Kampen Investments and The Scripps Research Institute. He holds a B.S. in Accounting from Kent State University and is a Certified Public Accountant.

Edward Giles (Age 70) Member of the Audit Committee	Mr. Giles has served as a director of Ventana since September 1992. Mr. Giles has served as Chairman of The Vertical Group, a venture capital investment firm, since January 1989 and also serves on the boards of Metabolix and Tepha. Mr. Giles was previously President of F. Eberstadt & Co., a securities firm. Mr. Giles holds a B.S. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

Christopher Gleeson (Age 56)	Mr. Gleeson became President and Chief Executive Officer and a director in May 1999. He joined Ventana in March 1999 as Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Gleeson was Senior Vice President of Bayer Diagnostics, General Manager of the U.S. Commercial Operations for Chiron Diagnostics and prior to that, the founder, owner, and Managing Director of Australian Diagnostics Corporation, a leading diagnostics distributor in Australia.

Continuing Class III Directors

Thomas Brown (Age 58) Member of the Compensation Committee	Mr. Brown has served as a director of Ventana since July 2004. Mr. Brown serves on the Board of Quidel Corporation and is Vice Chairman of the Condell Medical Center. He is a retired Senior Vice President, President Diagnostics Division of Abbott Laboratories, which he joined in 1974 and where he held a number of management positions. Mr. Brown holds a B.A. from State University of New York at Buffalo.

Thomas Grogan, M.D. (Age 60)	Dr. Grogan is the founder, a director, Chairman Emeritus, and Chief Medical Officer of Ventana. He has served as a director since the founding of the Company in June 1985 and was Chairman of the Board of Directors of Ventana from June 1985 to November 1995. He is a professor of pathology at the University of Arizona, College of Medicine, where he has taught since 1979. He holds a B.A. in Biology from the University of Virginia and an M.D. from the George Washington School of Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.

John Patience (Age 58) Vice Chairman of the Board of Directors and Member of the Compensation and Nominating & Governance Committees	Mr. Patience has served as a director of Ventana since 1989 and as Vice Chairman since January 1999. Since April 1995, Mr. Patience has been a partner in Crabtree Partners, a Chicago-based venture capital firm. Mr. Patience was previously a partner of a venture capital investment firm that provided the Company with its early funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Jack Schuler (Age 65) Chairman of the Board of Directors, Chairman of the Nominating & Governance Committee and Member of the Audit Committee	Mr. Schuler has served as a director of Ventana since April 1991 and as Chairman of the Board of Directors since November 1995. Mr. Schuler has been Chairman of the Board of Directors of Stericycle since March 1990. Mr. Schuler is also a partner in Crabtree Partners, a Chicago-based venture capital firm. Prior to joining Stericycle. Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation, Medtronic and ICOS. Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Executive Officers

Timothy Johnson (Age 44)	Mr. Johnson joined Ventana in February 2002 and is currently Senior Vice President, Global Business Services. From 1993 until joining Ventana, Mr. Johnson held various management positions with Hill-Rom Company, a subsidiary of Hillenbrand Industries, most recently as Vice President of Marketing and Vice President and General Manager, Maternal & Infant Care Strategic Business Unit. From 1989 to 1993, Mr. Johnson was a Senior Consulting Manager with Price Waterhouse LLP. Mr. Johnson holds a B.S. in Operations and Systems Management from Indiana University.

Nicholas Malden (Age 48)	Mr. Malden joined Ventana in October 2000 and is currently Senior Vice President, Chief Financial Officer, and Corporate Secretary. From 1985 until joining Ventana, Mr. Malden held various financial management positions with Duracell International, and its successor, The Gillette Company, most recently as Vice President-Finance for the Duracell Global Business Management Group. Mr. Malden holds a B.A. in Political Science from Grinnell College and an M.B.A. from Emory University.

Hany Massarany (Age 44)	Mr. Massarany joined Ventana in July 1999 and is currently Senior Vice President, Corporate Strategy and Development. Prior to joining Ventana, Mr. Massarany held management positions with Bayer Diagnostics and Chiron Diagnostics. Mr. Massarany holds a B.S. from Monash University in Australia and an M.B.A. from the University of Melbourne.

Mark Tucker (Age 52)	Mr. Tucker joined Ventana in April 2005 and is currently Senior Vice President, General Counsel. From 1978 to 2004, Mr. Tucker held positions in the Legal Departments of the Dow Chemical Company and various of its affiliates, most recently serving as Assistant General Counsel of Dow Chemical. From 2004 until joining Ventana, Mr. Tucker served as an outside legal consultant to Union Carbide Corporation, a Dow Chemical subsidiary. Mr. Tucker holds a B.A. in Social Science from Michigan State University and J.D. from Duke University where he graduated Phi Beta Kappa.

Other Officers

Kendall Hendrick (Age 46)	Mr. Hendrick joined Ventana in August 1998 and is currently Senior Vice President, Product Development. Prior to joining Ventana, Mr. Hendrick held various product development management positions with Abbott Laboratories, Inc.’s Diagnostics Division, most recently as the Director of the Architect Research & Development Program. Mr. Hendrick holds a B.S. in Mechanical Engineering from Virginia Polytechnic Institute.

Phillip Miller (Age 57)	Mr. Miller rejoined Ventana in September 2002 and is currently Senior Vice President, Discovery. Mr. Miller’s prior tenure with Ventana was from 1988 to 1994, during which he held several management positions. From 1994 to 2002, Mr. Miller held various management positions with Nichols Institute Diagnostics, most recently as Vice President, Research and Development. From 1975 to 1987, Mr. Miller held various management positions with Abbott Laboratories, Inc. Mr. Miller holds a B.S. in Chemistry from Indiana University.

Denise van Zijll (Age 41)	Ms. van Zijll joined Ventana in July 2000 and is currently Vice President, Human Resources. Prior to joining Ventana, Ms. van Zijll held senior compensation, benefits and strategic management positions at Huck Fasteners, a Cordant Technologies subsidiary and Arizona Mail Order, Inc. Ms. van Zijll holds a B.S. in Business Administration and Finance from the University of Nevada, Reno.

ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

We are governed by a Board of Directors and various Committees of the Board of Directors that meet throughout the year. The Board of Directors has nine members, all of whom, with the exception of Mr. Gleeson and Dr. Grogan, have been determined to be independent. The Board of Directors held five meetings during 2005, with no absences except for Messrs. Weersing and Giles each missing one meeting. The responsibility of the directors extends throughout the year at Board of Directors and Committee meetings and informal conferences and communications regarding our business. Ventana does not have a formal policy regarding attendance by the members of the Board of Directors at our Annual Meeting. However, historically, all members of the Board of Directors have attended the annual meeting, including the 2005 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has three principal Committees: the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee. The function of each of these Committees, the current membership and the number of meetings held during 2005 are described below. The charters for these Committees are available online at http://www.ventanamed.com.

Audit Committee

The Audit Committee operates under a written charter approved by the Board of Directors on January 31, 2006. All members of the Audit Committee are “independent” as that term is defined under Rule 4200(a)(15) promulgated by the National Association of Securities Dealers (“NASD”) and as defined in Item 7(d)(3)(iv) of Schedule 14A promulgated by the SEC. Rod Dammeyer is the Audit Committee’s designated financial expert.

The Audit Committee annually reviews matters primarily related to financial controls and the audit of our operations. This review includes, but is not limited to:

•	Discussions of the findings of the independent auditors that result from the audit and certification of our financial statements;

•	Discussions of the accounting principles used for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may have a material affect on our business;

•	Reviews of the adequacy of financial and accounting controls, including the scope and performance of the internal auditing function; and

•	Reviews of recommendations made by the independent auditors for changes in policies or practices.

The Audit Committee recommends a firm of independent auditors to conduct our audit for the coming year to the Board of Directors.

In May 2005, the Board of Directors elected Rod Dammeyer, Edward Giles, and Jack Schuler to the Audit Committee replacing Mark Miller and James Weersing who then transitioned to the Compensation Committee. The Audit Committee held nine meetings during 2005, with no absences by members neither preceding nor following the transition of committee members except for Messrs. Giles, Schuler, and Dammeyer with one absence each.

Compensation Committee

The Compensation Committee operates under a written charter approved by the Board of Directors on January 31, 2006, which is available online at http://www.ventanamed.com. The Compensation Committee has three primary functions. First, it reviews annually the performance of the principal executive officers, reporting the results of this review and recommending to the Board of Directors compensation packages for these officers. Second, the Compensation Committee reviews compensation to outside directors for service on the Board of Directors and for service on Committees of the Board of Directors. Finally, the Committee reviews the level and extent of applicable benefits we provide with respect to automobiles, travel, insurance, health and medical coverage, stock options, and other stock plans and benefits.

In May 2005, the Board of Directors elected Mark Miller, Thomas Brown, John Patience, and James Weersing to the Compensation Committee. The Compensation Committee held five meetings in 2005, with no absences neither preceding nor following the transition of committee members except for Mr. Miller with one absence.

Nominating & Governance Committee

The Nominating & Governance Committee operates under a written charter approved by the Board of Directors on January 31, 2006, which is available online at http://www.ventanamed.com. The Nominating & Governance Committee is responsible for the development of general criteria regarding the qualifications and selection of the Board of Directors. It recommends candidates to serve on the Board of Directors. The Nominating & Governance Committee consists of directors Mark Miller, John Patience, and Jack Schuler, each of whom is “independent” as that term is defined under Rule 4200(a)(15) promulgated by the NASD.

In 2005, the Board of Directors elected Mark Miller, John Patience, and Jack Schuler to the Nominating & Governance Committee. The Nominating & Governance Committee held four meetings in 2005, with all members present.

The Nominating & Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Stockholders who wish to propose nominations for directors for consideration at the 2006 Annual Meeting of Stockholders may do so in accordance with the procedures described below on page 22.

The Nominating & Governance Committee does not have a formal policy with regard to the minimum qualifications required to be met by a candidate for the Committee to recommend the candidate to the Board of Directors or with regard to the process for identifying and evaluating potential candidates.

Outside Director Compensation

To date, Ventana directors have chosen not to receive cash for services they provide as directors or members of Board of Director’s Committees, but have been reimbursed for their reasonable expenses for attending Board of Directors and Board Committee meetings. In 2005, for 2004 service on the Board of Directors, all outside directors prior to the Annual Meeting of Stockholders elected to convert their annual retainer of $50,000 into options equal to the result obtained by multiplying the annual retainer by four and then dividing by Ventana’s twelve month average stock price. The exercise price of these options was set at the closing price of Ventana stock on the day of grant and vest in twelve equal monthly installments. For their service on the Board of Directors as Chairman and Vice Chairman, respectively, Jack Schuler, and John Patience each received options to purchase an additional 10,499 shares of common stock.

For 2005 service on the Board of Directors, all outside directors elected to convert their annual retainer of $50,000 into options equal to the result obtained by multiplying the annual retainer by four and then dividing by an average annual stock price of $38.10. These fully vested options were granted on December 15, 2005 at an exercise price set at a five percent premium over the stock price on the grant date. For their service on the Board of Directors as Chairman and Vice Chairman, respectively, Jack Schuler and John Patience each received an additional $50,000 retainer. For his service on the Board of Directors as Chairman of the Audit Committee, Rod Dammeyer received an additional $10,000 retainer. James Weersing received an additional $5,000 retainer for serving as the Chairman of the Compensation Committee. The additional retainers were converted into options using the same formula as stated above in this paragraph.

For his services to the Company as Chief Medical Officer, Thomas Grogan, M.D., was paid $195,846 in fiscal 2005.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee consists of non-employee directors Thomas Brown, Mark Miller, John Patience, and James Weersing. Other than John Patience, none of the members of the Compensation Committee has been or is an officer or employee of Ventana. None of our executive officers serves on the Board of Directors or Compensation Committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the Board of Directors or Compensation Committee of that company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of the common stock as of March 1, 2006, by (i) each stockholder that we know is the beneficial owner of more than 5% of the common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Executive Compensation,” and (iv) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Percentage ownership in the table below is based on 36,311,782 shares of common stock outstanding as of March 1, 2006. Shares of our stock subject to options that are exercisable within 60 days of March 1, 2006, are also deemed outstanding for purposes of calculating the percentage ownership of that person, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise indicated, the address for each stockholder listed in the table is 1910 E. Innovation Park Drive, Tucson, Arizona 85755.

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Shares
Fidelity Investments	5,418,138	14.92
82 Devonshire Street
Boston, MA 02109

Jack Schuler(1)	3,359,727	9.25

Oracle Investment Management, Inc.	2,349,659	6.47
200 Greenwich Avenue
Greenwich, CT 06830

John Patience(2)	1,983,334	5.46

Wellington Management Co. LLP	1,858,898	5.12
75 State Street
Boston, MA 02109

Christopher Gleeson(3)	632,068	1.74

Edward Giles(4)	371,463	1.02

Thomas Grogan, M.D.(5)	272,118	*

James Weersing(6)	205,194	*

Hany Massarany(7)	195,782	*

Nicholas Malden(8)	178,237	*

Mark Miller(9)	164,941	*

Timothy Johnson(10)	123,506	*

Rod Dammeyer(11)	41,299	*

Thomas Brown(12)	34,718	*

Mark Tucker(13)	29,298	*

All Directors and Officers as a group (13 persons)	7,591,685	20.91
* Less than 1%

(1)	Includes 702,083 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Schuler; 12,500 shares held in the name of Mrs. Schuler; and 441,074 shares beneficially owned by the Schuler Family Foundation.
(2)	Includes 791,483 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Patience, as well as 9,600 shares held in the name of Mrs. Patience.
(3)	Includes 553,414 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Gleeson.
(4)	Includes 164,141 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Giles. It also includes 114,750 shares beneficially owned by Edward Giles IRA and 20,000 shares beneficially owned by the Giles Family Trust.
(5)	Includes 204,602 shares issuable upon exercise of options exercisable within 60 days of March 1, 2006, held by Dr. Grogan.
(6)	Includes 76,626 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Weersing, and 128,568 shares beneficially owned by James Weersing and Mary Weersing, Trustees of the Weersing Family Trust U/D/T dated April 24, 1991.
(7)	Includes 191,766 shares issuable upon exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Massarany.
(8)	Includes 175,181 shares issuable upon exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Malden.
(9)	Includes 124,141 shares issuable upon exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Miller.
(10)	Includes 119,858 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Johnson.
(11)	Includes 41,299 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Dammeyer.
(12)	Includes 34,718 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Brown.
(13)	Includes 18,000 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2006, held by Mr. Tucker.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS

Executive Compensation

The following table sets forth all compensation paid to our Chief Executive Officer and the four most highly compensated executive officers for services rendered during the last three completed fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
					Restricted Stock Awards ($)		Securities Underlying Options/SARs	All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)
Christopher Gleeson	2005	362,788	70,744	(1)	—		55,000	—
President, Chief Executive	2004	343,462	286,356		—		110,000	—
Officer and Director	2003	278,795	—	(2)	—		73,000	—

Hany Massarany	2005	248,269	35,063		—		35,000	—
Senior Vice President,	2004	236,965	134,412		—		71,000	—
Corporate Strategy and	2003	188,401	57,720	(2)	—		40,000	—
Development

Nicholas Malden	2005	247,308	27,500		—		20,000	—
Senior Vice President, Chief	2004	246,249	84,154		—		55,000	—
Financial Officer and Corporate	2003	225,712	—	(2)	—		32,078	—
Secretary

Timothy Johnson	2005	236,942	32,931		—		27,500	—
Senior Vice President,	2004	237,745	134,412		—		64,000	—
Global Business Services	2003	202,340	93,600		—		31,000	91,260(3)

Mark Tucker	2005	156,538	17,142		441,419	(4)	18,000	—
Senior Vice President,	2004	—	—		—		—	—
General Counsel	2003	—	—		—		—	—

(1)	As part of the Company’s annual bonus plan, Mr. Gleeson elected to receive a performance unit grant equal to 50% of the notional value of the cash bonus times 1.25 and stock options equal to 50% of the notional value of the cash bonus times two and divided by the average closing price of the Company’s stock for the 365 days preceding the date of grant. The performance units grant are vested and the award will be settled on the earlier of (i) the later of; (a) 3 years from date of grant, or (b) termination of employment, or (ii) upon change of control. The stock options grant vested 100% on the date of grant.
(2)	As part of the Company’s annual bonus plan, Mr. Gleeson, Mr. Massarany, and Mr. Malden elected to receive 84,934; 27,456; and 12,398 in options to purchase common stock, respectively. The options were granted in January 2004 with an exercise price of $22.37, vesting immediately.
(3)	In 2003, Mr. Johnson received relocation expenses; this amount represents the sum of these relocation expenses inclusive of tax reimbursement on the non-deductible portions.
(4)	In 2005, Mr. Tucker received 11,000 restricted shares under the 2005 Equity Plan as a condition of his hiring.

Option Grants in the Last Fiscal Year

The following table sets forth information with respect to each grant of stock options made during the fiscal year ended December 31, 2005, to each officer named in the preceding Summary Compensation Table:

Option Grants in Last Fiscal Year

	Number of Securities Underlying Options Granted(1)	% of Total Options Granted in 2005(2)	Exercise or Base Price ($/Sh)(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name					5%($)	10%($)
Christopher Gleeson	11,000	1.4%	42.41	12/15/2015	292,311	741,785
	11,000	1.4%	44.43	12/15/2015	270,091	719,565
	11,000	1.4%	46.45	12/15/2015	247,871	697,345
	11,000	1.4%	48.47	12/15/2015	225,651	675,125
	11,000	1.4%	50.49	12/15/2015	203,431	652,905

Hany Massarany	7,000	0.9%	42.41	12/15/2015	186,016	472,045
	7,000	0.9%	44.43	12/15/2015	171,876	457,905
	7,000	0.9%	46.45	12/15/2015	157,736	443,765
	7,000	0.9%	48.47	12/15/2015	143,596	429,625
	7,000	0.9%	50.49	12/15/2015	129,456	415,485

Nicholas Malden	4,000	0.5%	42.41	12/15/2015	106,295	269,740
	4,000	0.5%	44.43	12/15/2015	98,215	261,660
	4,000	0.5%	46.45	12/15/2015	90,135	253,580
	4,000	0.5%	48.47	12/15/2015	82,055	245,500
	4,000	0.5%	50.49	12/15/2015	73,975	237,420

Timothy Johnson	5,500	0.7%	42.41	12/15/2015	146,155	370,892
	5,500	0.7%	44.43	12/15/2015	135,045	359,782
	5,500	0.7%	46.45	12/15/2015	123,935	348,672
	5,500	0.7%	48.47	12/15/2015	112,825	337,562
	5,500	0.7%	50.49	12/15/2015	101,715	326,452

Mark Tucker	3,600	0.5%	42.41	12/15/2015	95,665	242,766
	3,600	0.5%	44.43	12/15/2015	88,393	235,494
	3,600	0.5%	46.45	12/15/2015	81,121	228,222
	3,600	0.5%	48.47	12/15/2015	73,849	220,950
	3,600	0.5%	50.49	12/15/2015	66,577	213,678

(1)	The above options were granted under our 2005 Equity Plan. All options were fully vested upon grant.
(2)	Based on an aggregate of 797,000 options granted by us during the year ended December 31, 2005.
(3)	The option exercise price per share was equal to the fair market value of our common stock on the date of grant, except the five equal long-term incentive grants to each officer, which were granted at an exercise price equal to 5%, 10%, 15%, 20%, and 25% above the fair market value of our common stock on the date of grant.
(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in 2005 and Values at December 31, 2005

The following table sets forth information concerning option exercises during 2005 and the exercisable and unexercisable options held as of December 31, 2005, by the officers named in the Summary Compensation Table on page 15. The “Intrinsic Value” column is based on the closing sales price of a share of our common stock on December 31, 2005, or $42.35, less the per share exercise price of the option, and “Value of Unexercised In-the-Money Options at December 31, 2005” column is based on $42.35, less the per share exercise price of the option multiplied by the number of shares issuable upon exercise of the option.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher Gleeson	174,576	7,393,294	522,909	99,553	12,483,255	2,777,909
Hany Massarany	43,000	1,821,050	183,715	49,449	3,497,953	1,292,014
Nicholas Malden	—	—	169,115	37,890	3,823,151	995,028
Timothy Johnson	15,950	675,483	110,457	52,917	1,835,867	1,404,400
Mark Tucker	—	—	18,000	—	—	—

Equity Compensation Plans

The following table summarizes equity compensation plans approved by stockholders and equity compensation plans that were not approved by the stockholders as of December 31, 2005:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weight-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
Equity compensation plans approved by stockholders(1)	3,759,207	15.24	3,195,930

Equity compensation plans not approved by stockholders(2)	2,929,125	24.31	425,436

Total	6,688,332	19.21	3,621,366

(1)	Includes 206,434 outstanding subject to the 1988 Stock Option Plan, 2,298,030 outstanding subject to the 1996 Stock Option Plan, 745,619 outstanding subject to the 2001 Outside Director Stock Plan, and 171,000 outstanding subject to the 2005 Equity Plan. Includes 156,301 available for future issuance under the 1996 Employee Stock Purchase Plan, 217,715 available for future issuance under the 2001 Outside Director Stock Plan, 500,000 available for future issuance under the 2005 Employee Stock Purchase Plan, and 2,321,914 available for future issuance under the 2005 Equity Plan.
(2)	The Company has granted to employees nonqualified options to purchase the Company’s common stock. The options are generally granted at fair market value with a five year vesting schedule or granted fully vested at premium prices. Grants expire at various times from 2008 to 2015, with the exercise prices ranging from $8.09 to $54.22. 1,564,279 of the options are exercisable.

Employment, Severance, and Change-of-Control Arrangements

We currently do not have any employment contracts or agreements with any officer named in the “Summary Compensation Table” or with any other person.

Under the terms of our 1988 Stock Option Plan, 1996 Stock Option Plan, 1998 Nonstatutory Stock Option Plan, 2001 Outside Director Stock Option Plan, and 2005 Equity Plan in the event of a proposed sale of all or substantially all of our assets, or merger with or into another corporation, then the options issued under such plans will either be assumed or substantially similar options shall be substituted by the surviving entity, or the options issued under such plans will be exercisable as to all shares underlying such options, including shares as to which such options would not otherwise be exercisable. In addition, in the event of a change of control, all options granted under the 2001 Outside Director Stock Option Plan and the 2005 Equity Plan that are assumed by the surviving entity in such transaction will vest if the optionee’s service to the surviving entity as an Outside Director terminates within 24 months of such change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the company. Officers, directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4, and 5 they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee, made up of four outside directors, is responsible for the administration of our compensation programs including base salaries of executive officers and various types of incentive compensation. These programs are designed to provide competitive levels of total compensation and include other opportunities linked to our performance and stockholder return.

Compensation Philosophy

The design and implementation of our executive compensation programs are based on a series of guiding principles derived from our corporate goals, business strategy, and management requirements. These principles may be summarized as follows:

•	Align financial interests of the management team with our stockholders and the Board of Directors;

•	Attract, motivate, and retain the high-caliber individuals necessary to increase total return to stockholders;

•	Provide a total compensation program where a significant portion of pay is linked to individual achievement, as well as short-term and long-term corporate performance; and

•	Emphasize and reward performance at the individual, team, and company levels.

Compliance with Internal Revenue Code Section 162(m)

We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for publicly held corporations for individual compensation exceeding $1.0 million in any taxable year for the named executive officers, unless compensation is performance-based. Each of our named executive officers is beneath the $1.0 million threshold. We believe any options granted under our stock option plans will meet the requirement as performance-based compensation under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe Section 162(m) will not reduce available tax deductions.

Compensation Program

Our executive compensation program has three major components to assist in our efforts to attract, retain, and motivate executive officers. We consider these components of compensation individually and collectively to determine the total compensation of executive officers. The three major components are as follows:

1. Base salary. Each fiscal year, we establish base salaries for individual executive officers based upon (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, (iii) performance judgments of each individual’s past and expected future contributions, and (iv) internal equity relative to other executives’ responsibilities and base salary levels. Along with the Chief Executive Officer, the Compensation Committee reviews and approves, with appropriate modifications after deliberations not including the Chief Executive Officer, an annual base salary plan for our executive officers. The Compensation Committee, without the participation of the Chief Executive Officer, reviews and recommends to the Board of Directors of the Company modifications to the base salary of the Chief Executive Officer, based on similar competitive compensation data and the assessment of past performance and future expectations.

2. Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct link between individual pay and corporate performance. Annual bonus awards are established for executive officer positions, based upon industry and peer group surveys. Annual bonus payments for executive officers, including the Chief Executive Officer, depend on achieving financial goals recommended by the

Compensation Committee and approved by the Board. These goals cover revenue growth, profitability, and the efficiency with which capital is employed in the Company’s business. Officers may receive the full or partial portion of their targeted annual performance-based bonus.

3. Equity based incentive compensation. Long-term incentives for our employees are provided under our stock plans. Each fiscal year, the Committee considers granting long-term incentives in the form of stock to executive officers. These awards are intended to motivate the executive officers to improve long-term performance and align the financial interests of the management team with the stockholders. Awards for executive officers are based on industry and peer group surveys and individual performance. Along with the Chief Executive Officer, the Compensation Committee reviews and approves annual option awards for our executive officers. The Compensation Committee reviews and recommends to the Board of Directors an annual option award for the Chief Executive Officer. The Compensation Committee also awards options to select new employees and promoted employees.

4. CEO compensation. Christopher Gleeson has served as the President and Chief Executive Officer of the Company since May 1999. Mr. Gleeson’s fiscal year 2005 compensation, including a base salary of $367,500, was recommended by the Committee and approved by the Board of Directors in January 2005. The Compensation Committee reviewed Mr. Gleeson’s performance with regard to performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for a long-term compensation award. Mr. Gleeson’s long-term compensation award earned in fiscal year 2005 was 55,000 options divided into five equal tranches with an exercise price set at a five percent graduated premium scale of $42.41, $44.43, $46.45, $48.47 and $50.49. Mr. Gleeson’s short-term compensation award earned in fiscal year 2005 was $70,744. Mr. Gleeson elected to receive this award half in the form of a performance unit grant and half in stock options. The performance unit grant is equal to 50% of the notional value of the cash bonus times 1.25 and the stock options is equal to 50% of the notional value of the cash bonus times two and divided by the average closing price of the Company’s stock for the 365 days preceding the date of grant. The performance units grant are vested and the award will be settled on the earlier of (i) the later of; (a) 3 years from date of grant, or (b) termination of employment, or (ii) upon change of control. The stock options grant vested 100% on the date of grant.

The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Thomas Brown

Mark Miller

John Patience

James Weersing

March 17, 2006

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of Ventana’s financial statements, Ventana’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors, and risk assessment and risk management. The Audit Committee manages Ventana’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Ventana for such advice and assistance. In 2005, the Audit Committee actively participated in the evaluation of Ventana’s internal control over financial accounting and internal control system. The Audit Committee also played an active role in monitoring and supporting management in its assessment of the effectiveness of such system and its components and met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Ventana’s internal controls, and the overall quality of the Ventana’s financial reporting.

Ventana’s management has primary responsibility for preparing Ventana’s financial statements and Ventana’s financial reporting process, including the system of internal controls. Ventana’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Ventana’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Ventana’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Ventana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission, and the Board of Directors approved.

Subject to the authority delegated to the Chief Financial Officer with respect to audit and non-audit related services with an aggregate amount less of $50,000, the Audit Committee pre-approved all audit and permissible non-audit services provided to Ventana during fiscal 2005. It is the Audit Committee’s policy to pre-approve the audit and permissible non-audit services (both the type and amount) performed by Ventana’s independent auditors in order to ensure that the provision of such services does not impair the auditor’s independence, in appearance or in fact. The Audit Committee has selected, subject to stockholder ratification, Ernst & Young LLP as Ventana’s independent auditor for the current fiscal year ending December 31, 2006.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Rod Dammeyer

Edward Giles

Jack Schuler

March 17, 2006

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Dow Jones Industrial Average Index, Standard & Poor’s 500 Stock Index, the Nasdaq Composite Index, and the Nasdaq Health Care Index if $100 were invested in our common stock and each index on December 31, 2000.

OTHER MATTERS

Our Board of Directors is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF NOMINATIONS OF DIRECTORS BY STOCKHOLDERS AND STOCKHOLDER PROPOSALS

Nominations for the Board of Directors. We expect to hold our 2007 Annual Meeting of Stockholders in May of 2007, although we retain the right to change this date, as we may determine. Our Bylaws provide that written notice of proposed stockholder nominations for the election of directors at the 2007 Annual Meeting of Stockholders must be received by Ventana at its offices at 1910 E. Innovation Park Drive, Tucson, Arizona 85755, Attn: Corporate Secretary, no later than December 4, 2006, which is 120 calendar days prior to the anniversary of the mail date of this proxy statement.

Proposals. Any stockholder that wishes to submit a proposal for consideration at our 2006 Annual Meeting should address such proposal to 1910 E. Innovation Park Drive, Tucson, Arizona 85755, Attn: Corporate Secretary. In order to be included in proxy materials for our 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal must be received no later than December 4, 2006. In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely”

within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by December 4, 2006.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year’s annual meeting, which was December 9, 2005.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with the members of the Board of Directors by writing to Ventana Medical Systems, Inc., 1910 E. Innovation Park Drive, Tucson, Arizona 85755, Attn: Corporate Secretary. Although to date Ventana has not adopted formal procedures by which stockholders may communicate directly with directors, it believes that its current process, wherein any communication sent to the Board of Directors in care of the Corporate Secretary is forwarded to all members of the Board of Directors, has served adequately the needs of the Board of Directors and stockholders. There is no screening process, and all communications received by the Corporate Secretary for the Board of Director’s attention will be forwarded to the Board of Directors.

ANNUAL REPORT

Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2005, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 13, 2006. The fee for furnishing a copy of any exhibit will be $0.25 per page plus associated postage and handling.

VENTANA MEDICAL SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 11, 2006

10:00 a.m. Local Time

VENTANA HEADQUARTERS

1910 E. Innovation Park Drive

Tucson, Arizona 85755

Ventana Medical Systems, Inc.

2006 Annual Meeting of Stockholders	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2006.

The undersigned hereby constitutes and appoints JACK SCHULER, JOHN PATIENCE, and JAMES WEERSING, and each of them acting in the absence of the others with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of VENTANA MEDICAL SYSTEMS, INC. (the “Company”), to be held at the Company’s Headquarters at 1910 E. Innovation Park Drive, Tucson, Arizona 85755, on May 11, 2006, at 10:00 a.m. local time, and any adjournments thereof, and to vote all shares of the Company’s Common Stock standing in the name of the undersigned on the matters set forth on the reverse side and upon any other matters that may come properly before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

PLEASE PROMPTLY DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card. Return it in the postage-paid envelope we’ve provided or return it to Ventana Medical Systems, Inc., c/o Shareowner Services ™, P.O. Box 64873, St. Paul, MN 55164-0873.

ò            Please detach here              ò

The Board of Directors Recommends a Vote FOR items 1 and 2:

1. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006.		☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Election of two Class I directors:	01 Mark Miller 02 James Weersing	☐ FOR ☐ FOR	☐ WITHHELD ☐ WITHHELD	☐ ABSTAIN ☐ ABSTAIN

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

Address Change? Mark Box ☐	Indicate changes below:	Date

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; (2) FOR THE ELECTION OF THE NOMINATED CLASS I DIRECTORS; AND (3) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Signature(s) In Box

When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.